UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 11, 2021

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham	North Carolina	27703
(Address of principal executive offices)		(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00125 par value	CREE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events
As previously disclosed, on October 18, 2020, Cree, Inc. (“Cree” or the “Company”) entered into a definitive agreement to sell certain assets and subsidiaries comprising its former specialty lighting-class light emitting diode (“LED”) product segment (the “LED Business”) to SMART Global Holdings, Inc. and its wholly owned newly-created acquisition subsidiary for up to $300 million, including fixed upfront and deferred payments and contingent consideration.
Cree is filing this Current Report on Form 8-K (this “Form 8-K”) to recast certain historical financial information and related disclosures contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2020 (the “2020 Form 10-K”), which was filed with the Securities and Exchange Commission (the “SEC”) on August 19, 2020. Beginning in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 27, 2020, the Company has presented the LED Business as discontinued operations and held for sale in the Company’s unaudited interim consolidated financial statements for all periods presented as a result of meeting the criteria for discontinued operations and held for sale during the quarter ended December 27, 2020. Accordingly, the Company is filing this Form 8-K to recast the relevant financial information in the 2020 Form 10-K to present the financial results of the LED Business as a discontinued operation as of and for each of the periods covered in the 2020 Form 10-K. The information in this Form 8-K, including the information filed herewith, is not an amendment to, or restatement of, the 2020 Form 10-K.
The information included in Exhibit 99.1 to this Form 8-K (“Exhibit 99.1”) is presented in connection with the reporting changes described above and does not otherwise amend or restate the Company’s audited consolidated financial statements that were included in the 2020 Form 10-K. Unaffected items and unaffected portions of the 2020 Form 10-K have not been repeated in, and are not amended or modified by Exhibit 99.1. Other than as required to reflect the presentation of the LED Business as discontinued operations, Exhibit 99.1 describes conditions as of the date of the 2020 Form 10-K filing and does not reflect events occurring after we filed the 2020 Form 10-K. Therefore, Exhibit 99.1 should be read in conjunction with the Company’s other filings made with the SEC, including the 2020 Form 10-K and filings made subsequent to the date of the 2020 Form 10-K.
Exhibit 99.1 presents a recast of the following historical financial information and related disclosures in the 2020 Form 10-K:

Part II:
•Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
•Item 8. Financial Statements and Supplementary Data
This Form 8-K, including Exhibit 99.1 filed herewith, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP
99.1
Retrospective revisions to the following portions of Cree, Inc.’s Annual Report on Form 10-K for the year ended June 28, 2020, as originally filed with the SEC on August 19, 2020: Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 8: Financial Statements and Supplementary Data

101	Interactive Data Files (embedded within the Inline XBRL document)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ Bradley D. Kohn
Bradley D. Kohn
Senior Vice President and General Counsel

Date: February 11, 2021